SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

OCEAN SHORE HOLDING CO.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	333-153454	80-0282446
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226

(Address of principal executive offices) (Zip Code)

(609) 399-0012

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 18, 2009, Ocean Shore Holding Co., a New Jersey corporation (“Ocean Shore Holding” or the “Company”), completed the “second step” conversion of Ocean City Home Bank (the “Bank”) from the mutual holding company to the stock holding company form of organization (the “Conversion”) pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, Ocean Shore Holding became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank’s common stock. In connection with the Conversion, 4,186,250 shares of common stock, par value $0.01 per share, of Ocean Shore Holding (the “Common Stock”) were sold in subscription, community and syndicated community offerings to certain depositors and borrowers of the Bank and other investors for $8.00 per share, or $33.49 million in the aggregate (collectively, the “Offerings”). In addition and in accordance with the Plan, approximately 3,121,868 shares of Common Stock (without taking into consideration cash issued in lieu of fractional shares) were issued in exchange for the outstanding shares of common stock of Ocean Shore Holding Co., the former mid-tier holding company for the Bank, held by persons other than OC Financial MHC. Each share of common stock of Ocean Shore Holding Co. was converted into the right to receive 0.8793 shares of Common Stock in the Conversion.

The Common Stock issued in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-153454) filed initially with the Securities and Exchange Commission (“SEC”) on September 12, 2008, as amended, and declared effective by the SEC on November 12, 2008 (the “Form S-1”). Post-effective Amendment No. 1 and Post-effective Amendment No. 2 to the Form S-1 were filed with the SEC on June 12, 2009 and November 9, 2009, respectively, and declared effective by the SEC on June 19, 2009 and November 12, 2009, respectively.

The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the successor to Ocean Shore Holding Co. pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The description of the Common Stock set forth under the heading “Description of New Ocean Shore Holding Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated December 18, 2009, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
99.1	Press release dated December 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2009	By:	/S/ STEVEN E. BRADY
Steven E. Brady
President and Chief Executive Officer